LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED JANUARY 28, 2013 TO PROSPECTUS DATED MAY 1, 2012,

AS SUPPLEMENTED DECEMBER 27, 2012

January 28, 2013

Effective immediately, references to Longleaf Partners Global Fund in the Table of Contents and on pages 16 and 23 of the Prospectus are revised to state that the Fund is closed to new investors.